UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

PSIVIDA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 22, 2013, pSivida Corp. issued a press release announcing updates from Alimera Sciences, Inc. related to ILUVIEN®for diabetic macular edema, including the timing of Alimera’s expected resubmission of a New Drug Application for ILUVIEN® to the U.S. Food and Drug Administration (FDA), the timing of Alimera’s expected commencement of shipments of ILUVIEN® in Germany and the submission of a patient access scheme for ILUVIEN®. pSivida’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

No.	Description

99.1	Press release of pSivida Corp. dated March 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

Date: March 22, 2013	By:	/s/ Lori Freedman
Lori Freedman, Vice President, Corporate Affairs, General Counsel and Secretary